UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 286 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NERV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2019, Minerva Neurosciences, Inc. (the “Company”) entered into a Commercial Supply Agreement (the “Agreement”) with Catalent Germany Schorndorf GmbH (“Catalent”).

Under the Agreement, Catalent will manufacture and supply to the Company commercial quantities of roluperidone tablets (also known as MIN-101) in finished package form once the Company receives its first marketing approval for the drug. The Agreement has a term of five years following such approval, and commits the Company to purchase at least one million, five hundred thousand Euros (€1,500,000) worth of product during each of those five years. The term is automatically extended for successive 1-year periods unless a party provides at least 12 months’ prior written notice to the other party. The Company must supply active pharmaceutical ingredient for the product to Catalent at no cost.

The Agreement may be terminated by either party (i) if the other party commits an uncured material breach of the Agreement, (ii) if regulatory approval necessary for Catalent to begin manufacturing roluperidone tablets has not been obtained by the Company within a year after the effective date of the Agreement, or (iii) upon 12 months’ prior written notice to the other party if regulatory approval for the product has been withdrawn, or the Company has ceased commercialization of the product.

The Agreement is otherwise subject to such terms and conditions as are reasonable and customary for commercial supply agreements of similar type.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the complete text of the Agreement, which will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated September 23, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

	By:	/s/ Geoffrey Race
	Name:	Geoffrey Race
	Title:	Executive Vice President, Chief Financial Officer and Chief Business Officer

Date: September 24, 2019